Q2 2022 Earnings Presentation August 9, 2022 A Leading FinTech Platform for the Everyday Consumer

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes "forward-looking statements'' within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations for its full year 2022 guidance, OppFi's expectations with respect to the future performance of OppFi’s platform, OppFi’s expectations for its growth, and including growth of loan automation, and profitability and OppFi's new products and their performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of inflation on OppFi’s business; the impact of COVID-19 on OppFi's business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such) Adjusted EBT, Adjusted Net Income (and margin thereof), Adjusted EBITDA (and margin thereof) and Adjusted EPS. Adjusted EBT is defined as Net Income, plus (1) recruiting fees, severance and relocation, (2) amortization of debt transaction costs and (3) other addbacks and one-time expenses following the closing of the business combination, including one-time implementation fees, stock compensation expenses, IPO readiness costs and management fees. Adjusted Net Income is defined as Net Income plus (1) recruiting fees, severance and relocation, (2) amortization of debt transaction costs and (3) other addbacks and one-time expenses following the closing of the business combination, including one-time implementation fees, stock compensation expenses, IPO readiness costs and management fees, adjusted for taxes assuming a tax rate of 25% for the three months ended June 30, 2021 and a 24.14% tax rate for the three months ended June 30, 2022 and adjusted for taxes assuming a tax rate of 25% for the six months ended June 30, 2021 and a 24.08% tax rate for the six months ended June 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EBITDA is defined as Adjusted Net Income plus (1) a tax rate of 25% for the three months ended June 30, 2021 and a 23.4% tax rate for the three months ended June 30, 2022 and adjusted for taxes assuming a tax rate of 25% for the six months ended June 30, 2021 and a 24.08% tax rate for the six months ended June 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies, (2) depreciation and amortization, (3) interest expense and (4) business (non-income) taxes. Adjusted EPS is defined as adjusted net income divided by adjusted shares outstanding, which represent shares of both classes of common stock outstanding as of December 31, 2021, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units. These financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. OppFi believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to OppFi’s financial condition and results of operations. OppFi’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing OppFi’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the OppFi’s audited financial statements, which have been filed with the SEC. A reconciliation for OppFi's non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. No Offer or Solicitation This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 Key Company Highlights 1. 2016– 2021 2. For full-year 2021 at the time of loan approval. Solid Revenue Growth 66% 5-year CAGR1 Significant Scale Facilitated more than $3.9 billion in gross loan issuance covering over 2.3 million loans, since inception Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 82% of decisions in 2021 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Robust Customer Demand More than 2.4 million applications in 2021, ~80% mobile generated Exceptional Customer Satisfaction Net Promoter Score of 852; 3,400+ Trustpilot customer reviews with 4.7 / 5.0 average rating

3 OppFi Advantage: Built for the Future 60 million U.S. adults lack access to traditional credit1 64% of U.S. consumers live paycheck to paycheck2 44% of U.S. adults have savings to cover a $1,000 unplanned expense3 1. Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 2. LendingClub Corporation. "New Reality Check: The Paycheck-To-Paycheck Report: The Credit Edition.“ PYMNTS.com, May 2, 2022 3. Bennett, Karen. “Survey: Less than half of Americans have savings to cover a $1,000 surprise expense.” Bankrate.com, January 19, 2022

4 4 A Cheaper, Better Product for Non- Prime Traditionally financing options for the underbanked have been limited, with exorbitant interest rates and poor customer service OppFi Advantage: The OppFi Approach to Lending OppFi’s Market Leading Terms Underbanked Option APRs Simple interest, amortizing installment loans with no balloon payments No origination, late, or NSF fees No prepayment penalties Market-based offers provide options based on amount, interest rate, and term Report to the 3 major credit bureaus Work compassionately with customers who require payment plan modification TurnUp program helps consumers find most affordable loan even if that option isn’t with us 1. Credit Karma; based on average charge of $34 on average transaction of $24 to be repaid within three days 2. CFPB; from 2017 lawsuit, the annual percentage rates for four tribal lenders’ installment loan products was between 440% and 950% 3. FTC and CFPB; based on title lenders charging average of 25% per month and typical two-week payday loan with a $15 per $100 fee 4. FTC; based on $83/month, 12-month Lease to Own (“LTO”) plan to purchase ~$500 item and $39/week, 48-week LTO plan to purchase ~$600 item 5. Lend Academy; assumes $200 amount financed with $5 finance charge 7 days between the advance and employee’s regularly scheduled paydate ~17,000% ~450% - 950% ~300% - 400% ~100% - 300% ~130% 59% - 160% 0% 200% 400% 600% 800% 1000% 1200% Bank Overdraft Tribal Lenders Payday & Title Loans Lease to Own Earned Wage Access 532 41 Average Loan Amount ~$1,500 Average Term ~11 Months ~17, ~450%- 950% ~300%- 400% ~100%- 300% ~59%- 160%~

5 Q2 2022 Financial Highlights • Revenue increased 38% year over year • Net Originations increased 57% year over year • Ending Receivables increased 54% year over year • Net Income was $9.5 million, down from $18.0 million in Q2 2021 • Adjusted Net Income was $6.8 million • Basic and Diluted EPS were $0.26 and $0.10, respectively • Adjusted EPS1 was $0.08 1. Adjusted EPS is defined as adjusted net income divided by adjusted shares outstanding, which represent shares of both classes of common stock outstanding as of June 30, 2022, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units and performance stock units

6 Q2 2021 Net Originations ($ Millions) Ending Receivables1 ($ Millions) Total Revenue ($ Millions) 1.Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans. YoY Growth +57% Q2 2022 YoY Growth +54% YoY Growth +38% Q2 2022 Performance Net Originations increased 57%, Ending Receivables increased 54%, and Total Revenue increased 38% year over year. $144 $226 $260 $402 $78 $108

7 Adj. EBITDA1 ($ Millions) Adj. Net Income1 ($ Millions) 19%41%Margin2 Margin2 1.Adj. EBITDA and Adj. Net Income and margins thereof are not financial measures determined in accordance with GAAP. For a reconciliation to our most directly comparable financial measures calculated and presented in accordance with GAAP, please see the Appendix included within this presentation. 2.Margins depicted as percentage of Total Revenue. 6%23% YoY Growth (38%) YoY Growth (62%) Q2 2022 Performance Profitability increased relative to Q1 2022; however, elevated charge-offs continued to put pressure on earnings, which OppFi believes will continue throughout the remainder of FY 2022 Q2 2021 Q2 2022 $32 $20 $18 $7

8 Net originations increased 57% year over year Ending receivables increased 54% year over year as a result of strong origination growth YoY Net charge-offs as % of average receivables increased to 51% versus 28% year over year, which is an improvement over Q1-2022 but continues to reflect elevated delinquencies from higher loss customer segments that we have continued to cut throughout Q2-2022 Yield decreased year over year due to introduction of personalized pricing and increased delinquency Automatic approval rate increased to 62% from 51% year over year, reflecting the continued application of algorithmic automation projects that streamline the origination process Total marketing cost per new funded loan decreased by 16% year over year due to reduced investment in direct mail spend combined with higher customer conversion rates Quarterly Key Performance Indicators UNAUDITED QUARTER ENDED ($ in millions), except Total Marketing Cost 6/30/2021 6/30/2022 Net Originations1 $144 $226 Ending Receivables2 $260 $402 % of Originations by Bank Partners 93% 95% Net Charge-Offs as % of Avg. Receivables3 28% 51% Average Yield4 129% 118% Automatic Approval Rate5 51% 62% Total Marketing Cost per New Funded Loan6 $245 $206 Total Marketing Cost per Funded Loan7 $72 $82 1. Net originations include both originations by bank partners on the OppFi platform, as well as direct originations by OppFi. 2. Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans. 3. Net charge-offs as a percentage of average receivables (defined as unpaid principal of both on- and off-balance sheet loans) represents total charge offs from the period less recoveries as a percent of average receivables. OppFi charges off loans after they are more than 90 days delinquent. 4. Average Yield is defined as annualized interest income from the period as a percent of average receivables 5. Auto-Approval Rate is calculated by taking the number of approved loans that are not decisioned by a loan advocate or underwriter (auto-approval) divided by the total number of loans approved. 6. Marketing Cost per New Funded Loan represents marketing cost per funded loan for new loans. This metric is the amount of direct marketing costs incurred during a period divided by the number of new funded loans originated during that same period. 7. Marketing Cost per Funded Loan represents marketing cost per funded loans (including new and returning customer loans). This metric is the amount of direct marketing costs incurred during a period divided by the number of funded loans originated during that same period. Key Highlights

9 Condensed Balance Sheet UNAUDITED PERIOD ENDED ($ in millions) 12/31/2021 6/30/2022 Assets Cash and restricted cash $62.4 $57.6 Finance Receivables at Fair Value 383.9 450.7 Finance Receivables at Amortized Cost, Net 4.2 4.6 Other Assets 51.6 65.2 Total Assets $502.1 $578.1 Liabilities and Stockholders’ Equity Other Liabilities $59.0 $70.5 Total Debt 274.0 336.5 Warrant Liabilities 11.2 5.5 Total Liabilities 344.2 412.6 Total Equity 157.9 165.5 Total Liabilities and Equity $502.1 $578.1 Total cash decrease of $5 million was driven by an increase in originated loans relative to received payments and recovered loans Other assets grew by $14 million driven largely by the addition of an operating lease right of use assets of $15 million (corresponding liability in “Other Liabilities”) related to the Company’s corporate headquarters due to the adoption of a new accounting standard Total debt increase of $63 million was driven by an increase in utilization of leverage facilities of $80 million and was partially offset by lower secured borrowing payables by $17 million Equity increase of $8 million was driven by net income for the six months of $9 million Key Highlights

10 Grown liquidity 6x of 2017 levels Decreased cost of borrowing by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements, • asset-backed facilities, • bank provided asset-based loans, • forward flow arrangements, and • total return swap Ample debt capacity provides a means to fund future growth without equity Liquidity ($ in millions) $55 $126 $207 $142 $274 $282 $338 $40 $52 $140 $338 $158 $132 $212 $11 $23 $36 $46 $62 $60 $58 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $201 $383 $526 $494 $474 $608 Reduced Cost of Financing and Strong Balance Sheet to Power Growth

11 Appendix

12 Pro Forma Share Count as of June 30, 2022 Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock held by Public and Founders 13,632,260 13,632,260 13,632,260 13,632,260 Shares held by public shareholders, including founders, underwriters and private placements Class A and Class V Common Stock Held by Pre-Business Combination OppFi Equity holders 70,229,696 70,229,696 70,229,696 70,229,696 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Total Currently Issued and Outstanding Shares of Common Stock 83,861,608 83,861,608 83,861,608 83,861,608 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Earn-Out Shares 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equity holders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 83,861,608 92,361,956 100,861,956 109,361,956 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022. This presentation excludes: 615,652 shares purchased as Treasury Stock 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 11,487,175 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,200,000 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

13 Fair Value Valuation 1. Stated as a percentage of loan receivable. 2. Represents rate applied to on-balance unpaid principal receivables, inclusive of adjustment for accrued interest. Key Highlights • Default rate increased by 100bps due to recent elevated loss rates • Prepayment rate decreased by 495bps • Discount rate increased 330bps primarily due to increases in the risk-free rate and equity risk premium UNAUDITED PERIOD ENDED ($ in thousands) 6/30/2022 3/31/2022 Outstanding Principal $394,709 $332,517 Accrued Interest $12,917 $10,674 Interest Rate 149.9% 147.7% Discount Rate 24.9% 21.6% Servicing Cost1 (5.0)% (5.0)% Remaining Life 0.637 years 0.617 years Default Rate1 19.5% 18.5% Accrued Interest1 3.3% 3.2% Prepayment Rate1 16.4% 21.3% Premium to Principal2 10.9% 11.3%

14 OppFi GAAP Income Statements 1. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC. (in thousands, except share and per share data) Unaudited Three Months Ended June 30, 2022 2021 Variance (%) Interest and loan related income $ 107,873 $ 78,030 38.2% Other income 2 346 (99.4%) Total revenue 107,875 78,376 37.6% Provision for credit losses on finance receivables (569) (31) 1735.5% Change in fair value of finance receivables (42,154) (11,306) 272.8% Net revenue 65,152 67,039 (2.8%) Expenses: Sales and marketing 17,804 11,545 54.2% Customer operations 10,850 9,876 9.9% Technology, products, and analytics 8,294 6,513 27.3% General, administrative, and other 13,924 14,733 (5.5%) Total expenses before interest expense 50,872 42,667 19.2% Interest expense 7,878 6,385 23.4% Income from operations 6,402 17,987 (64.4%) Change in fair value of warrant liability 3,297 - - Income before income taxes 9,699 17,987 (46.1%) Provision for income taxes 202 - - Net income 9,497 $ 17,987 (47.2%) Less: net loss attributable to noncontrolling interest 6,039 Net income attributable to OppFi Inc. $ 3,458 Earnings per share attributable to OppFi Inc. 1: Earnings per common share: Basic $ 0.26 $ - Diluted $ 0.10 $ - Weighted average common shares outstanding: Basic 13,525,101 - Diluted 84,283,102 -

15 OppFi GAAP Income Statements 1. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC. (in thousands, except share and per share data) Unaudited Six Months Ended June 30, 2022 2021 Variance (%) Interest and loan related income $ 208,209 $ 162,133 28.4% Other income 376 500 (24.8%) Total revenue 208,585 162,633 28.3% Provision for credit losses on finance receivables (1,026) (38) 2600.0% Change in fair value of finance receivables (91,679) (33,695) 172.1% Net revenue 115,880 128,900 (10.1%) Expenses: Sales and marketing 31,394 19,480 61.2% Customer operations 20,881 19,485 7.2% Technology, products, and analytics 16,523 12,340 33.9% General, administrative, and other 27,515 24,231 13.6% Total expenses before interest expense 96,313 75,536 27.5% Interest expense 15,326 10,993 39.4% Income from operations 4,241 42,371 (90.0%) Change in fair value of warrant liability 5,701 - - Income before income taxes 9,942 42,371 (76.5%) Provision for income taxes 742 - - Net income 9,200 $ 42,371 (78.3%) Less: net loss attributable to noncontrolling interest 4,666 Net income attributable to OppFi Inc. $ 4,534 Earnings per share attributable to OppFi Inc. 1: Earnings per common share: Basic $ 0.33 $ - Diluted $ 0.10 $ - Weighted average common shares outstanding: Basic 13,553,308 - Diluted 84,377,754 -

16 OppFi Condensed Balance Sheet (in thousands) Unaudited June 30, 2022 December 31, 2021 Variance (%) Assets Cash and restricted cash $ 57,638 $ 62,362 (7.6%) Finance receivables at fair value 450,703 383,890 17.4% Finance receivables at amortized cost, net 4,579 4,220 8.5% Other assets 65,150 51,634 26.2% Total assets $ 578,070 $ 502,106 15.1% Liabilities and stockholders’ equity Other liabilities $ 70,505 $ 58,967 19.6% Total debt 336,528 274,021 22.8% Warrant liability 5,539 11,240 (50.7%) Total liabilities $ 412,572 344,228 19.9% Total stockholders’ equity 165,498 157,878 4.8% Total liabilities and stockholders’ equity $ 578,070 $ 502,106 15.1%

17 OppFi Quarterly Net Income to Adj. EBT, Adj. Net Income and Adj. EBITDA Reconciliation (in thousands, except share and per share data) Unaudited Three Months Ended June 30, 2022 2021 Variance (%) Net income $ 9,497 $ 17,987 (47.2%) Provision for income taxes 202 - - Debt amortization 435 642 (32.2%) Other addback and one-time expenses1 (1,145) 5,135 (122.3%) Adjusted EBT 8,989 23,764 (62.2%) Less: pro forma taxes2 (2,170) (5,941) (63.5%) Adjusted net income 6,819 17,823 (61.7%) Pro forma taxes2 2,170 5,941 (63.5%) Depreciation and amortization 3,366 2,413 39.5% Interest expense 7,442 5,744 29.6% Business (non-income) taxes 210 357 (41.2%) Net gain/loss on fixed asset sale 2 4 (50.0%) Adjusted EBITDA $ 20,009 $ 32,282 (38.0%) Adjusted EPS3: $ 0.08 $ - Weighted average diluted shares outstanding: 84,283,102 - 1. For the three months ended June 30, 2022, addbacks and one-time expense of ($1.1 million) included a ($3.3 million) addback due to the change in fair value of the warrant liabilities, a $0.7 million expense related to severance and retention bonuses, a $0.5 million one-time origination fee expense and $1.0 million in expenses related to stock compensation. For the three months ended June 30, 2021, addbacks and one-time expenses of $5.1 million included a $3.3 million one-time warrant valuation expense, a $1.3 million expense related to one-time legal, accounting, and other costs related to the Company's business combination, $0.2 million in expenses related to profit interest compensation, $0.2 million in management fees, and $0.1 million in severance. 2. Assumes a tax rate of 25% for the three months ended June 30, 2021 and a 24.14% tax rate for the three months ended June 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. 3. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC.

18 OppFi Quarterly Net Income to Adj. EBT, Adj. Net Income and Adj. EBITDA Reconciliation (in thousands, except share and per share data) Unaudited Six Months Ended June 30, 2022 2021 Variance (%) Net income $ 9,200 $ 42,371 (78.3%) Provision for income taxes 742 - - Debt amortization 1,044 1,163 (10.2%) Other addback and one-time expenses1 (1,269) 5,902 (121.5%) Adjusted EBT 9,717 49,436 (80.3%) Less: pro forma taxes2 (2,340) (12,359) (81.1%) Adjusted net income 7,377 37,077 (80.1%) Pro forma taxes2 2,340 12,359 (81.1%) Depreciation and amortization 6,604 4,577 44.3% Interest expense 14,282 9,830 45.3% Business (non-income) taxes 589 792 (25.6%) Net gain/loss on fixed asset sale 2 4 Adjusted EBITDA $ 31,194 $ 64,639 (51.7%) Adjusted EPS3: $ 0.09 $ - Weighted average diluted shares outstanding: 84,377,754 - 1. For the six months ended June 30, 2022, addbacks and one-time expense of ($1.3 million) included a ($5.7 million) addback due to the change in fair value of the warrant liabilities, $2.1 million in expenses related to severance and retention bonuses, $1.6 million in expenses related to stock compensation, a $0.5 million one-time origination fee expense, and $0.2 million in one-time legal expenses. For the six months ended June 30, 2021, addbacks and one-time expenses of $5.9 million included a $3.3 million one-time warrant valuation expense, a $1.6 million expense related to one-time legal, accounting, and other costs related to the Company's business combination, $0.4 million in expenses related to severance, $0.3 million in management fees, and $0.2 million in expenses related to profit interest compensation. 2. Assumes a tax rate of 25% for the six months ended June 30, 2021 and a 24.08% tax rate for the six months ended June 30, 2022, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. 3. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC.

19 OppFi Cash Flows Six Months Ended June 30, (in thousands) Unaudited 2022 2021 Variance (%) Net cash provided by operating activities $ 102,784 $ 84,837 21.2% Net cash (used in) investing activities (164,390) (47,878) (243.4%) Net cash provided by financing activities 56,882 38,163 49.1% Net (decrease) increase in cash, cash equivalents and restricted cash $ (4,724) $ 75,122 (106.3%)

20 OppFi Diluted Shares as Reflected in Adjusted Earnings Per Share Three Months Ended June 30, 2022 2021 Weighted average Class A common stock outstanding 13,525,101 - Weighted average Class V voting stock outstanding 96,114,373 - Elimination of earnouts at period end (25,500,000) - Dilutive impact of restricted stock units 125,383 - Dilutive impact of performance stock units 18,245 - Weighted average diluted shares outstanding 84,283,102 -

21 OppFi Diluted Shares as Reflected in Adjusted Earnings Per Share Six Months Ended June 30, 2022 2021 Weighted average Class A common stock outstanding 13,553,308 - Weighted average Class V voting stock outstanding 96,225,804 - Elimination of earnouts at period end (25,500,000) - Dilutive impact of restricted stock units 89,520 - Dilutive impact of performance stock units 9,123 - Weighted average diluted shares outstanding 84,377,754 -

22 OppFi Adjusted EPS Three Months Ended June 30, 2022 2021 Adjusted net income (thousands)1 $ 6,820 $ 17,823 Weighted average diluted shares outstanding 84,283,102 - Adjusted basic EPS2: $ 0.08 $ - Six Months Ended June 30, 2022 2021 Adjusted net income (thousands)1 $ 7,377 $ 37,077 Weighted average diluted shares outstanding 84,377,754 - Adjusted diluted EPS2: $ 0.09 $ - 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EBITDA are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the “Note Regarding Non-GAAP Financial Measures” below for a detailed description and reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. For the periods prior to July 20, 2021, earnings per share was not calculated, as net income prior to the Business Combination was attributable entirely to OppFi-LLC.